Exhibit 99.1

Investor Presentation June 2015

As of 3/31/15; includes consolidated assets & unconsolidated assets at 100%; excludes in-process development properties & non-owned IPCC JV properties. As of 3/31/15; includes consolidated assets, unconsolidated assets at 100% & assets IRC does not have an ownership interest in, but that we manage on behalf of a third party. Includes pro rata share of debt related to unconsolidated joint ventures as of 3/31/15; (4) Dividend rate, yield, total return as of 3/31/15. IRC Snapshot Inception 1994 Self advised/managed as of 2000 Listed on NYSE June 2004 Properties in which IRC has ownership interest: 1341 SF of assets in which IRC has ownership interest: 15 million1 Total assets under management: $3.1 billion2 SF of total assets under management: 19.1 million2 $2.3 billion total market capitalization3 Monthly dividend/common share $0.0475 ($0.57 annual)4 Dividend yield 5.3%4 Central United States Expanding into markets within the Southeastern United States Commanding position in 2 top U.S. markets: Chicago & Minneapolis-St. Paul, and growing footprint in other major markets within the Central U.S. History: Geographic Footprint: Portfolio: Market/Stock Information: 2

Investment Highlights High-Quality, Diversified Portfolio Strong asset quality driven by high occupancy (95.0% leased)1 and consistent cash flows Diverse tenant base includes a mix of national retailers across categories Impressive portfolio demographics: dense populations, high incomes, diverse economies Exposure to resilient markets with high barriers to entry and attractive growth prospects; dominant position in core markets Compelling Internal & External Growth Opportunities Solid same-store net operating income (NOI) growth Continued positive leasing spreads on new leases and renewals within the total portfolio Successful redevelopment track record with a robust pipeline in process Strong Liquidity / Debt Maturity Profile Multiple sources of capital to support business plan / strategic growth initiatives Initiatives have improved credit metrics and enhanced balance sheet flexibility Well-laddered debt maturity schedule with minimal near-term refinancing risk Experienced Management Team Fully integrated team with deep experience and successful track record operating within the retail sector and public capital markets Note: (1) Total portfolio as of 3/31/15; includes properties in unconsolidated joint ventures at 100%. 3

High Quality, Stable Portfolio Ownership strategy based on premise that well-located retail providing everyday goods & services likely to perform and hold value through economic cycles Over 50% of properties in the total portfolio have a grocery component Solid tenant mix strengthened by national/regional exposure: 77% of total portfolio annual base rent Focus on necessity & value retail / high quality national & local tenants Total Portfolio GLA by Property Type Total Portfolio Annual Base Rent by Retailer Type Notes: Data based on total portfolio as of 3/31/15. Excludes properties held in the joint venture with IPCC. 4 National Retailers 73% Regional Retailers 4% Local Retailers 23% Community 24% Neighborhood 25% Power 43% Lifestyle 4% Single User 4%

Diversified Tenant Base

In demand, diversified tenant base provides stability

- No single tenant more than 4.9% of total portfolio annual base rent

Major Tenant Summary – Total Portfolio as of 3/31/15				
Tenant Name	# Stores	% of Annual Base Rent	Long-term S&P Rating	Long-term Moody's Rating
AB Acquisitions (1)	13	4.9%	N/A	N/A
Roundy's (2)	8	4.0%	B-	B3
Supervalu (Cub Foods)	10	3.5%	B+	B1
TJX Companies (3)	22	3.4%	A+	A3
Best Buy	7	2.4%	BB	Baa2
PetSmart	16	2.3%	B+	N/A
Carmax	2	2.0%	N/A	N/A
Dick's Sporting Goods (4)	7	1.9%	N/A	N/A
Bed Bath & Beyond (5)	13	1.9%	A-	Baa1
Michaels	13	1.9%	B+	N/A
Kroger (6)	5	1.7%	BBB	Baa2
Ascena Retail Group (7)	30	1.5%	N/A	N/A
The Gap (8)	13	1.2%	BBB-	Baa3
Ross Dress for Less	9	1.2%	A-	A3
Retail Ventures (DSW)	5	1.2%	N/A	N/A
The Sports Authority	4	1.2%	N/A	Caa1
Office Depot (9)	9	1.1%	B-	B2
Gordmans	4	1.0%	N/A	N/A
Ulta	10	1.0%	N/A	N/A
Dollar Tree	22	1.0%	BB	Ba2
Petco	9	1.0%	B	B2
Total	**231**	**41.3%**		

ROUNDY'S. T.J.maxx Jewel-Osco Cub FOODS Kroger ROSS DRESS FOR LESS ULTA BEAUTY petco PETSMART SPORTS AUTHORITY DICK'S OLD NAVY Michaels dressbarn DSW Party City Dollar Tree Office DEPOT BEST BUY BED BATH & BEYOND

Notes: Based on total portfolio including JV partners' pro rata share, excluding assets held in IPCC JV; major tenants include tenants representing 1% or more of annual base rent. Ratings source: crmz.com as of 5/2015

(1) Jewel Osco-9, Dominick's-4
(2) Mariano's-2, Metro Market-1, Rainbow-1, Pick 'N Save-2, Super Pick 'N Save-1, Roundy's-1
(3) TJ Maxx-9, Marshalls-12, Home Goods-1
(4) Dick's Sporting Goods-6, Golf Galaxy-1
(5) Bed Bath & Beyond-9, BuyBuy Baby-3, World Market-1
(6) Kroger-1, Food 4 Less-4
(7) Justice-4, Dress Barn-10, Maurice's-7, Lane Bryant-7, Catherine's-2
(8) Old Navy-11,The GAP-1, The Gap Factory-1
(9) Office Depot-4, OfficeMax-5

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Strong Market Demographics 6 IRC’s retail centers are supported by strong demographics / high barriers to entry Notes: Property information from SNL as of 5/2015; properties for which address/latitude-longitude and/or SF were not available are excluded; demographics from ESRI , weighted by SF as reported by SNL; IRC data Includes total portfolio properties as of 5/7/15, excluding IPCC JV properties. Median Household Income 3-Mile Radius Population 3-Mile Radius 147,258 121,752 114,946 105,643 103,704 98,985 92,786 86,584 77,223 70,252 72,101 66,990 58,004 AKR EQY FRT KIM WRI REG CDR IRC RPAI DDR BRX RPT KRG $81,654 $75,116 $71,544 $69,165 $64,288 $63,004 $61,577 $60,788 $59,279 $57,144 $55,871 $55,520 $55,427 FRT REG AKR IRC EQY KIM RPAI RPT KRG DDR CDR WRI BRX

Strategic Objectives

Enhance portfolio growth and valuation metrics

- Generate consolidated same store NOI annual growth of 2% to 3% for 2015[1]; compares to consolidated same store NOI growth of 2.3% for 2014[2]
- Achieve consolidated same store financial occupancy of 92.5% to 93.5% at YE 2015

Improve liquidity, leverage and financial flexibility

- Reduce cost & extend term of debt; maintain well-balanced debt maturity schedule
- Improve credit metrics to align with investment grade peers
- Longer term goal: achieve investment grade profile

Strengthen portfolio's long-term growth potential through selective sales & acquisitions

- Redeploy capital from dispositions of ~$35-45M in noncore assets into higher growth opportunities[3]
- Grow assets under management and income via on-balance sheet acquisitions and by leveraging lower cost of capital of institutional joint venture partner PGGM
- Diversify through expansion into new markets

Notes: Guidance information current as of 1Q15 earnings release dated 5/7/15.

(1) Excludes lease termination income.

(2) Excludes lease termination income ; includes properties undergoing redevelopment.

(3) Based on current pool of assets sold or targeted for sale in 2015.

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8 Portfolio Quality Significantly Improved Notes: (1) Excludes IPCC assets and GLA sold to owner occupants at Park Square and Lansing Square. (2) Aged per renovation dates of anchor tenants. Execution on strategic initiatives is providing benefits: Newer portfolio with increased GLA Higher leased occupancy Increases in average property size and base rent Total Retail Portfolio 1 12/31/2011 12/31/2014 Change Average Age of Portfolio (Years) 2 13.4 12.5 -6.8% Leased Occupancy 92.8% 95.3% +250 bps Total Properties 134 132 -2 Total SF Excluding Ground Leases (in millions) 13.7 14.9 +8.8% Total SF Including Ground Leases (in millions) 13.9 15.8 +13.7% Average Property SF Excluding Ground Leases 101,988 112,777 +10.6% Average Property SF Including Ground Leases 103,266 119,331 +15.6% Rent PSF from top 40 MSAs $13.18 $13.86 +5.2% Total Portfolio Rent PSF $13.05 $13.61 +4.3% Total Portfolio Rent PSF - Anchor $11.25 $11.46 +1.9% Total Portfolio Rent PSF - Non-Anchor $18.01 $19.21 +6.7%

Portfolio Quality Significantly Improved

Execution on strategic initiatives is providing benefits:

- Increased diversity of major tenants
- Reduced exposure to any single tenant

Major Tenant Summary (≥ 1% of Annual Base Rent) – Total Retail Portfolio [1]						
YE 2011			YE 2014			
Tenant Name [2]	# Stores	% of ABR	Tenant Name [2]	# Stores	% of ABR	
SuperValu (Jewel/Cub Foods)	19	7.6%	Supervalu (Cub Foods)	10	3.5%	
Roundy's	9	4.3%	TJX Companies	21	3.3%	
Safeway (Dominick's)	8	3.8%	Roundy's	7	3.2%	
TJX Companies	16	3.2%	AB Acquisitions (Jewel)	9	3.1%	
Carmax	2	2.4%	Best Buy	7	2.4%	
Best Buy	5	2.4%	PetSmart	16	2.3%	
PetSmart	10	1.9%	Carmax	2	2.0%	
Kroger	5	1.8%	Dick's Sporting Goods	7	2.0%	
Bed Bath & Beyond	8	1.6%	Bed Bath & Beyond	13	1.9%	
Michaels	9	1.6%	Safeway (Dominick's)	4	1.9%	
Retail Ventures (DSW)	5	1.4%	Michaels	12	1.8%	
Dick's Sporting Goods	3	1.2%	Kroger	5	1.7%	
The GAP	10	1.1%	*Ascena Retail Group*	*31*	*1.5%*	**New top tenant*
The Sports Authority	3	1.1%	Office Depot	11	1.4%	
OfficeMax	6	1.0%	The Gap	13	1.3%	
Party City	10	1.0%	*Ross Dress for Less*	*9*	*1.2%*	**New top tenant*
Dollar Tree	17	1.0%	The Sports Authority	4	1.2%	
			Retail Ventures (DSW)	5	1.2%	
			Ulta	*10*	*1.1%*	**New top tenant*
			Gordmans	*4*	*1.1%*	**New top tenant*
			Petco	*9*	*1.0%*	**New top tenant*
			Dollar Tree	21	1.0%	
Total	**145**	**38.4%**	**Total**	**230**	**41.1%**	

Notes:

(1) Excludes IPCC.

(2) Parent company – store banners detailed in 4Q11 and 4Q14 financial supplementals.

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10 Portfolio Quality Assessment Notes: Data based on total portfolio as of 3/31/15, excluding IPCC JV assets, Algonquin, Evergreen Promenade, 1Q15 acquisitions and assets under contract for sale, with adjustments for ground leases. 93% of NOI from Tier 1 & Tier 2 assets 90% of total portfolio SF composed of Tier 1 & Tier 2 assets Total portfolio primarily composed of Tier 1 & Tier 2 assets IRC’s Quantitative Property Evaluation Model tool ranks assets using key statistics/metrics such as: Population (1, 3, 5 mile) % ABR from national/credit-rated tenants Median household income % major, credit tenants with > 5 years remaining lease term 5-year CAGR MSA rank Intangible (tenant sales, ability to re-lease, competitive environment, visibility and other factors)

Substantial Presence in Top 40 U.S. MSAs Top markets’ resiliency, diverse economies, dense populations & healthy incomes support stable cash flows 87.0% of NOI from top 40 U.S. MSAs1,2 Notes: (1) Based on total portfolio, excluding IPCC JV as of 3/31/15. (2) MSAs by population: ESRI and US Census. (3) Chicago MSA and Minneapolis-St. Paul MSA average occupancy from CBRE’s First Quarter 2015 Retail MarketView reports. 11 Presence in Top 40 MSAs: 1,2 #3 Chicago: Population 9.5 million 76 assets, 8.6 million SF 55.6% of total portfolio SF 94.8% leased, 440 bps high than MSA average3 55.6% of total portfolio NOI #16 Minneapolis-St. Paul: Population 3.4 million 25 assets, 2.7 million SF 17.5% of total portfolio SF 93.8% leased, 90 bps higher than MSA average3 17.0% of total portfolio NOI #26 #28 #29 #39 Orlando: pop. 2.2 million Cincinnati: pop. 2.1 million Cleveland: pop. 2.1 million Milwaukee: pop. .6 million Total Orlando, Cincinnati, Cleveland, Milwaukee MSAs: 14 assets, 1.6 million SF 10.7% of total portfolio SF 14.4% of total portfolio NOI

Dominant REIT in Two of the Top 20 MSAs IRC is the largest shopping center REIT operating in the Chicago & Minneapolis metro areas1 Substantial presence positions IRC as “the retail play” in these markets Chicago MSA Minneapolis-St. Paul MSA Note: (1) Based on retail SF and number of assets. Data includes shopping centers plus single tenant retail properties with JVs at 100%. IRC data based on total portfolio excluding IPCC JV as of 5/7/15. Peer data sources: SNL as of 4/2015, data includes owned retail GLA with JVs reflected at 100% regardless of REIT’s actual ownership percentage. 12 8,560 3,956 3,017 2,703 2,228 941 893 751 368 2,690 1,425 1,191 1,183 674 305 IRC 76 BRX 16 DDR 11 KIM 21 REG 17 RPT 5 RPAI 5 FRT 4 KRG 4 IRC 25 DDR 4 BRX 8 KIM 4 REG 5 RPT 1 Gross Leasable Area (SF in Thousands)

Operating Strategy in Major Markets Example: IRC operating assets in the Cleveland MSA 13 Westgate Brunswick Market Center Medina Marketplace Cedar Center North Cedar Center South Creekside Commons Acquire critical mass of properties in target markets Market concentration facilitates multiple lease signings for retailer market launches, expansions and relocations Cluster assets within key submarkets Provides leasing flexibility & management efficiencies, including pricing power with vendors Locate on the best corner Premier locations within primary markets make IRC assets highly attractive to retailers

Internal Growth Positive Rent Spreads Seventeen consecutive quarters of positive spreads on new leases 1Q11 through 1Q15 & continued positive leasing spreads on renewals in the total portfolio Reflects strength of locations & more level playing field with regard to lease negotiations + 14.5% + 10.0% + 10.0% + 26.3% + 19.4% + 8.8% + 19.8% + 4.7% + 10.8% + 14.8% 14 Total Portfolio Rent Spreads On New And Renewal Leases (Average Base Rents) $13.85 $16.63 $10.93 $11.62 $14.28 $10.53 $19.06 $10.94 $15.10 $15.97 $14.50 $19.92 $12.10 $13.35 $15.71 $13.29 $21.83 $12.03 $16.44 $19.07 1Q14 Renewals 1Q14 New 2Q14 Renewals 2Q14 New 3Q14 Renewals 3Q14 New 4Q14 Renewals 4Q14 New 1Q15 Renewals 1Q15 New Former Average Base Rent Per SF New Average Base Rent Per SF

Value Creation

Repositioning/Redevelopment Track Record

Invested $50.8 M in GLA expansion projects completed 2005 through 2014

- Added ~330,000 SF of gross leasable area (GLA)
- Generated average annual net rental revenue of ~$8.3 M
- Annual return on cost (ROC) of completed projects: 16.4% [1]

Case Studies – Asset Redevelopment Projects:		Cost	ROC [1]	Before	After
Rivertree Court Vernon Hills, IL	Theater converted to Gordmans (Phase 1); repositioned Office Depot with Ross, Old Country Buffet with Pier One, Ulta with Shoe Carnival (Phase 2) Completed 2011/2013	$11.0 M	15.4%		
Crystal Point Crystal Lake, IL	Replaced vacant restaurant with multi-tenant outlot building;100% leased to Five Guys, Pot Belly's & Starbucks Completed 2012	$ 1.6 M	12.2%		
Salem Square Countryside, IL	Repositioning & multi-tenant outlot addition Completed 2011	$ 2.9 M	25.5%		

Notes: (1) Return on cost (ROC) is based on new capital and related leasing

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Value Creation

Market Demand Driving Increased Repositioning/Redevelopment Activity

- Projected $21.3M investment for 2015-2016 – close to half the amount invested over entire trailing 10-yr period

Projects in Process	Value-Add Initiative	Cost	ROC [1]	Est. Completion[2]
Diffley Marketplace, Eagan, MN	Add multi-tenant & single-tenant outlot buildings totaling 15K SF of Gross Leasable Area (GLA)	$ 2.9 M	12.0%	2015
Lansing Square, Lansing, IL	Sold portion of center in Dec. 2013 to Walmart for development of super store; redevelop remainder of property to add 30K SF for junior anchors	$ 1.5 M	13.8%	2015
Aurora Commons, Aurora, IL	Reposition Jewel store for multi-tenant apparel/discount retailers	$ 2.6 M	19.0%	Completed 2015
Schaumburg Plaza, Schaumburg, IL	Demolish existing restaurant and develop new building for Starbucks, Which Wich	$1.0 M	11.7%	2015
Cedar Center South, University Park, OH	Redevelop former bowling alley to add 11K SF of multi-tenant retail space	$2.0 M	14.1%	2015
Mokena Marketplace, Mokena, IL	Add single & multi-tenant outlot buildings totaling 27K SF of additional GLA	$4.8 M	15.6%	2016
Joliet Commons, Joliet, IL	Theater conversion to retail space for 2 new anchors	$6.5 M	7.4%	2016
TOTAL PROJECTS IN PROCESS:	**Expect to add ~62,000 SF of GLA (net)**	**$21.3 M**	**12.6%**	**2015-2016**

Joliet Commons Redevelopment



→


DSW
DICK'S

Notes: (1) Return on cost (ROC) is based on projected new capital and related leasing; (2) Completed defined as financially occupied.

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Disciplined Investment Strategy Pursue grocery, value & necessity-based, multi-anchor retail centers in both primary and strong secondary markets within the Central and Southeastern United States Target Class A assets with prime market position in trade areas with compelling demographics & high barriers to entry Focus on high-quality national retailer rent rolls, including market-leading grocers Acquire new development assets at better-than-market prices through strategic development joint ventures Leverage the talent pool of multiple developers across IRC’s target markets Projected investment level at any given time: 5-7% of IRC’s gross assets, which today represents a gross target investment commitment of $110 M to $150 M Investment goals Improve diversification of portfolio by market, tenant concentration and type of center to provide predictable, sustainable cash flows Achieve above market returns on investment to enhance net asset value Stone Creek (Cincinnati, OH) 17 Point at Clark (Chicago, IL) Goldenrod Marketplace (Orlando, FL)

Joint Venture Growth Strategies

Diversify Capital Resources + Expand Platform + Drive Growth



Joffco Square (Chicago, IL)

PGGM

- Formed 2010; upsized 2012
- Acquire retail assets using institutional capital: added $613.2M new acquisition gross value 2010-6/2015[1] & remaining equity fully committed
- Potential total JV asset value at full investment: up to $900M
- Captive pipeline of future acquisitions for consolidated portfolio
- Monetized equity value of contributed assets & retained operating control; recycled gains on sales into new acquisitions
- Enhance yield via fee income
- IRC 55% ownership



Walgreens (Somerset, MA)

IPCC

- Established 2006
- Fee structure emphasizing recurring management fees over one-time transaction fees provides more value to IRC
- Recurring management fee income $2.2M for 2014; expected to grow as assets added to JV
- Target annual acquisitions of ~$100M in asset value; IRC equity investment limited to $20-30M at any one time to preserve liquidity
- IRC ownership reduced to 0% as interests in assets are completely sold to TIC investors



Grocery- Anchored Ctrs (Southeastern U.S.)

MAB American Retail Partners

- Formed 2013
- Develop up to 20 grocery-anchored centers over 5 years with est. total market value of $325M
- Opportunity to efficiently expand portfolio in the Southeastern U.S. while diversifying grocer tenant base; targeting markets in the Carolinas, Georgia, Florida, Virginia, & Washington DC
- Opportunity to acquire new grocery-anchored centers upon stabilization at a discount to market value
- 1 center underway[2]; 3 additional sites in pre-development stage

Note: (1) Excludes assets contributed to the JV by IRC, developments in process and land purchases; includes cost of completed development, Evergreen Promenade.
(2) Refers to Rainbow Landing development, which IRC is developing with MAB as a fee developer; therefore this project is not included in the IRC-MAB JV.

Inland Real Estate Corporation 18

Shoppes at Rainbow Landing, Rainbow City, AL Grocery-anchored center comprising 65,000 SF of GLA 74% pre-leased Anchor: Publix Opening anticipated fall of 2015 Location: Etowah County/Gadsden MSA, 1 hour NE of Birmingham. Trade area: Population: 25,169; Average household income: $61,547 Anticipated return on investment: 8.2% IRC developing with MAB American Retail Partners as a fee developer Development Projects 19 Opportunity to Add Completed Centers to Portfolio at Better Than Market Pricing Tanglewood Pavilions, Elizabeth City, NC Regional power center comprising 158,000 SF of GLA 70% pre-leased (leases in negotiation potentially raise rate to 84%) Anchors: Hobby Lobby, TJMaxx, Ross, Dollar Tree Openings anticipated to begin fall 2015 Draws from 16-county region in northeast NC, constituting trade area with: Population: 194,000; Average household income: $55,000 Anticipated return on investment: 8.3% IRC developing in JV with Thompson Thrift Development Inc. Notes: Return on investment (ROI) is based on net acquisition price. Tanglewood Pavilions (Elizabeth City, NC) Shoppes at Rainbow Landing (Rainbow City, AL)

Development Projects

Opportunity to Add Completed Centers to Portfolio at Better Than Market Pricing


MARIANOS

Evergreen Promenade (Evergreen Park, IL)

Evergreen Promenade, Evergreen Park, IL (Chicago MSA)

- Infill power center comprising 92,000 SF of GLA
- 96% leased
- Anchors: PetSmart and Marianos – opened 4Q14 & 1Q15, respectively
- Chicago MSA – 3-mile demographics:
  - Population: 225,207; Average household income: $67,712
- Anticipated return on investment: 8.60%
- IRC-PGGM developed in JV w/IBT Group & Pine Tree Commercial Realty
- Status: **CONSTRUCTION COMPLETED – ANCHORS OPEN**


A
B
C-1
C-2
D
E
F
Marshalls
ROSS
G
H

Pulaski Promenade (Chicago , IL)

Pulaski Promenade, Chicago, IL

- Infill power center comprising 135,000 SF of GLA
- 80% pre-leased
- Anchors: Marshalls, Ross, Michaels, PetSmart, Shoe Carnival
  - Anticipated openings: Spring 2016
- Chicago MSA – 3 mile demographics:
  - Population: 217,083; Average household income: $67,458
- Anticipated return on investment: 8.33%
- IRC-PGGM developing in JV w/IBT Group & Pine Tree Commercial Realty

Note: Return on investment (ROI) is based on net acquisition price.

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1300 Meacham Road, Schaumburg, IL (Chicago MSA) 4-acres of fully-zoned land to be developed for multi-tenant retail Ground lease or build-to-suit opportunities – leases in negotiation with retail, restaurant and service users Chicago MSA – 3-mile demographics: Population: 104,657; Average household income: $93,375 Complementary to existing IRC assets in the Schaumburg regional trade area Anticipated return on investment: 9.38%1 IRC developing in JV with North American Real Estate (NARE) Development costs & ownership interests split: 95% IRC/5% NARE IRC intends to acquire NARE’s 5% interest at discount to market pricing Nantucket Square Development Projects 21 Opportunity to Add Completed Centers to Portfolio at Better Than Market Pricing Notes: (1) Return on investment (ROI) is based on net acquisition price. Schaumburg Promenade 1300 Meacham Road (Schaumburg, IL) Woodfield Commons Woodfield Plaza Schaumburg Plaza IRC operating assets in Schaumburg, IL (1 of 5 top submarkets in Chicago MSA)

Joint Venture Fee Income IPCC JV: provided ~$16.2M of fee income 2010-2014 PGGM JV: provided ~$8.1M of fee income 2010-2014 Notes: Amounts may not foot due to rounding; not included in this chart are immaterial fees earned from managing development joint ventures. (1) Total JV fee income includes both property management and acquisition fee income. (2) Property management JV fee income includes asset management and leasing commissions. 22 PGGM IPCC Total JV Fee Income PGGM/IPCC1,2 Property Management JV Fee Income PGGM/IPCC2 $2.3M $4.8M $1.6M $0.8M $4.6M $3.0M $6.4M $4.1M $6.1M $4.9M $1.4M $1.3M $2.1 $4.0 $2.6 $4.1 $3.4 $0.7 $0.6 $0.9 $1.1 $1.8 $2.2 $0.6 $0.2 $0.8 $2.0 $2.3 $2.8 $0.8 $0.2 $0.7 $1.9 $2.3 $2.6 $0.7 2010 2011 2012 2013 2014 YTD 1Q15 2010 2011 2012 2013 2014 YTD 1Q15

Transaction History Consolidated and Core Asset Based Joint Ventures Over half of core asset acquisitions have been principal to principal; typically get best pricing in private deals Increased capital recycling activity 2013-2014 – proceeds from sale of non-core assets invested in properties with greater growth potential Portfolio Transaction History (1) IRC/Core Asset-Based JV Acquisitions Dispositions As of 6/5/2015; acquisitions are shown on positive axis & include sold core properties and properties acquired through unconsolidated joint ventures at 100 percent; acquisitions exclude land purchases; dispositions are shown on negative axis. 2013 does not include assets acquired as result of consolidation of NYSTRS’ JV properties, as those acquisitions are included in prior year totals. Acquisition value represents full purchase price, including potential earn-outs. 23 $17.8 $77.4 $181.8 $365.8 $298.3 $43.3 $3.3 $207.2 $78.0 $75.3 $143.8 $251.4 $61.4 $138.6 $186.9 $120.4 $133.9 $114.5 $2.4 $8.4 $12.0 $24.6 $6.2 $15.7 $29.6 $14.8 $6.6 $17.7 $8.2 $19.7 $72.7 $68.6 $10.9 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD Dispositions / Acquisitions ($MM)

Balance Sheet Initiatives

Substantial Progress 2014 – 1Q15

Decreased Cost of Debt & Extended Debt Maturity Profile	• Amended unsecured credit facilities July 2014: • Increased capacity by $115 M to $475 M • Lowered rates on leverage-based pricing grids by 5 to 15 bps for line of credit (LOC) and by 10 to 20 bps for term loan • Extended terms by one year: LOC to July 2018, term loan to July 2019 • Expanded lending group from 6 to 8 banks
Reduced Leverage & Enhanced Financial Flexibility	• In 2014-1Q15 repaid debt maturities totaling $149.5 M, including $120.3 M of consolidated secured mortgage debt and $29.2 M of 5% Convertible Senior Notes • Key credit metrics show meaningful improvement: • Debt / Total Market Cap: 44.3% @ 3/31/15, improvement of 340 bps over 47.7% @ 3/31/14 • Total Debt / Total Gross Assets[1]: 47.4% @ 3/31/15; improvement of 260 bps over 50.0% @ 3/31/14 • Net Debt / Recurring EBITDA[1]: 6.4x for 1Q15 vs 7.1x for 1Q14 • Unsecured Debt to Total Debt[1]: 44.5% @ 3/31/15, improvement of 540 bps over 39.1% @ 3/31/14 • Fixed Charge Coverage Ratio[1]: 2.8x for 1Q15 vs 2.7x for 1Q14, flat YoY, even with issuance of additional $100 M preferred
Issued Equity with Attractive Terms	• 4Q14: sold 4 million shares of Series B Preferred Stock for net proceeds of ~$97 M, used primarily for acquisitions and debt repayment • Total market capitalization increased to $2.30 B @ 3/31/15 from $2.18 B @ YE 2013, due to equity issuances and stock price appreciation

Notes: (1) Improvement calculated based on IRC leverage levels at 3/31/15; includes IRC's pro rata share of unconsolidated joint ventures.

Inland Real Estate Corporation 24

Consolidated Debt Maturities Well-Balanced Debt Maturity Profile 25 Notes: Secured debt includes principal amortization through maturity. Includes $90.2M of secured debt for Algonquin Commons in 2015. Consolidated Debt as of 3/31/15 $255.0 $240.1 Line of Credit Secured Debt $ in Millions Term Loan – Wells Fargo Term Loan – Bank Group $90.2 $8.2 $47.5 $40.1 $70.3 $42.1 $64.1 $11.9 $200.0 $50.0 $205.0 2015 2016 2017 2018 2019 2020 2021 2022 2023

Investment Summary Assets repositioned with best-in-class retailers Portfolio positioned to provide consistent & dependable income growth Redeveloping assets to meet retailer demand for new stores Reinvigorated portfolio primed for growth Provides enhanced liquidity & flexibility Progress on reducing cost of debt & extending maturity profile Long term goals: lower leverage, esp. secured debt/total debt & attain investment grade profile Executing long term capital plan Selling non-core assets & investing proceeds in acquisitions with greater growth potential Leveraging capital-efficient joint ventures to grow portfolio & income Improving portfolio diversification metrics by expanding geographic footprint Implementing effective growth strategy 26

Experienced Leadership Team

Senior Management Team Averages 25+ Years Real Estate Experience

Management	Inland Tenure	Background / Experience
Mark Zalatoris President & CEO	29 yrs.	Appointed president & CEO April 2008; EVP & COO 2004-2008; SVP & CFO 1994-2004; extensive knowledge of portfolio
Brett Brown Executive Vice President & Chief Financial Officer	11 yrs. (15 yrs. at Great Lakes REIT)	Extensive capital markets & public company reporting experience; former Great Lakes REIT SVP, Financial Reporting
Scott Carr EVP & Chief Investment Officer, IRC; President, Inland Commercial Property Management Inc. (IRC subsidiary)	27 yrs.	Has overseen property management operations since 1994; strong retailer relationships
William Anderson Senior Vice President, Transactions	29 yrs.	Skilled at analyzing, negotiating retail center acquisitions & dispositions

Inland Real Estate Corporation 27

Appendix 28 Earnings Before Interest, Taxes , Depreciation and Amortization (EBITDA) EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expense; (3) depreciation and amortization expense; and (4) gain (loss) on non-operating property. We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance. By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure. By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio. Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing. EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs. We believe EBITDA is an important non-GAAP measure. We utilize EBITDA to calculate our interest expense coverage ratio, which equals EBITDA divided by total interest expense. We believe that using EBITDA, which excludes the effect of non-operating expenses and non-cash charges, all of which are based on historical cost and may be of limited significance in evaluating current performance, facilitates comparison of core operating profitability between periods and between REITs, particularly in light of the use of EBITDA by a seemingly large number of REITs in their reports on Forms 10-Q and 10-K. We believe that investors should consider EBITDA in conjunction with net income and the other required U.S. GAAP measures of our performance to improve their understanding of our operating results. Recurring EBITDA includes adjustments to EBITDA for the impact of lease termination income and non-cash impairment charges in comparable periods in order to present the performance of our core portfolio operations.

Forward-Looking Statements Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014 as may be updated or supplemented by our Form 10-Q filings. These factors include, but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and other factors that could affect our ability to qualify as a real estate investment trust. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. 29